Exhibit 32.1

906 CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1) The accompanying Annual Report on Form 10-K for the period ended August 31, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: 11-26-08	/s/ David H. Roche

President and
Chief Executive Officer

/s/ Steven M. Caspers

Executive Vice President and
Chief Financial Officer